UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________
FORM 8-K
_______________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 24, 2016
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)
+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Executive Officer
John T. Hendrickson was appointed Chief Executive Officer of Perrigo Company plc (the “Company”), effective April 24, 2016.
Mr. Hendrickson has served as President of the Perrigo Company since October 2015. He was formerly Executive Vice President, Global Operations & Supply Chain between 2007 and 2015 and has held numerous other management and operational leadership roles at Perrigo since he joined the Company in 1989, including leading the U.S. Consumer Healthcare business from 2003 to 2007. Mr. Hendrickson earned an MBA from the University of Notre Dame, a B.S. in Chemical Engineering at the University of Michigan, and a B.S. in Chemistry at Hope College.

There is no arrangement or understanding between Mr. Hendrickson and any other persons pursuant to which Mr. Hendrickson was selected as an officer. There are no family relationships between Mr. Hendrickson and any director or executive officer of the Company and no transactions involving Mr. Hendrickson that would require disclosure under Item 404(a) of Regulation S-K.
Appointment of Independent Chairman of the Board
The Board of Directors elected independent director Laurie Brlas to the role of Chairman of the Board, effective April 24, 2016.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the Company’s Annual General Meeting of Shareholders held on April 26, 2016, the Company’s shareholders voted on the following matters:

1.	Election of eight directors of the Company:

Nominee	For	Against	Abstain	Broker Non-Votes
Laurie Brlas	110,533,768	2,769,704	500,960	6,658,231
Gary M. Cohen	110,692,568	2,611,043	500,842	6,658,210
Ellen R. Hoffing	111,998,319	1,674,835	131,289	6,658,220
Michael J. Jandernoa	111,386,911	1,914,045	503,490	6,658,217
Gerald K. Kunkle, Jr.	110,629,550	2,672,597	502,278	6,658,238
Herman Morris, Jr.	111,193,604	2,109,020	501,761	6,658,278
Donal O’Connor	113,193,490	479,312	131,635	6,658,226
Shlomo Yanai	100,544,448	13,126,167	133,807	6,658,241

2.
Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the year ending December 31, 2016 and authorization of the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor:

For	Against	Abstain	Broker Non-Votes
116,805,245	1,244,993	2,151,167	0

3.	Advisory vote to approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
64,165,682	49,558,004	90,728	6,648,249

4.	Authorization for the Company and/or any subsidiary of the Company to make market purchases and overseas market purchases of Company shares:

For	Against	Abstain	Broker Non-Votes
119,681,029	410,566	371,068	0

5.	Determination of the price range for reissuance of treasury shares:

For	Against	Abstain	Broker Non-Votes
117,119,257	3,249,558	93,839	0

SIGNATURE
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Judy L. Brown
Dated:	April 27, 2016		Judy L. Brown
Executive Vice President and
Chief Financial Officer
(Principal Accounting and Financial Officer)